                                                       EXHIBIT 10

                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made part of this Registration Statement File No. 333-52711 for Hartford Life Insurance Company Separate Account Three on Form N-4.

                                             /s/ Arthur Andersen LLP

Hartford, Connecticut
September 16, 1999